UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2020
_____________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 [  ]

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2020, in connection with the consummation of the Purchase Transaction (as defined below), Lee Enterprises, Incorporated, a Delaware corporation (“Lee”), entered into a lease agreement (the “Lease”) between BH Media Group, Inc., a Delaware corporation (“BH Media”), as Landlord, and Lee, as Tenant, providing for the leasing of 68 properties and related fixtures (including production equipment) used in the BH Media Newspaper Business (as defined below). The Lease requires Lee to pay annual rent of $8 million, payable in equal monthly payments, as well as operating costs relating to the properties (including maintenance, repairs, property taxes and insurance). Rent payments will be subject to a Rent Credit (as defined in the Lease) for any leased real estate sold by BH Media during the term of the Lease. The Lease also contains certain customary representations and warranties, covenants and conditions.

The summary of the Lease set forth above does not purport to be a complete statement of the terms of the Lease referenced herein, and is qualified in its entirety by reference to the full text of the Lease, a copy of which was filed by Lee in its Current Report on Form 8-K, as Exhibit 10.3, on January 29, 2020, and is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

On March 16, 2020, in connection with the consummation of the Purchase Transaction (as defined below), Lee and BH Media entered into a Termination Agreement, pursuant to which the parties terminated the Management Agreement dated June 26, 2018, a copy of which was filed by Lee in its Current Report on Form 8-K, as Exhibit 10.1, on June 26, 2018, under which Lee managed the BH Media Newspaper Business.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On March 16, 2020, Lee completed the previously announced purchase of certain assets and the assumption of certain liabilities of the newspaper and related community publications business of BH Media (“BH Media Newspaper Business”) and the purchase of all of the issued and outstanding capital stock of The Buffalo News, Inc., a Delaware corporation (“Buffalo News”) (collectively, the “Purchase Transaction”).  Under the terms of the Asset and Stock Purchase Agreement, dated January 29, 2020, with Berkshire Hathaway, Inc., a Delaware corporation (“Berkshire”), and BH Media (the “Purchase Agreement”), Lee purchased the BH Media Newspaper Business and the capital stock of Buffalo News for an aggregate purchase price of $152 million, which included $12 million in cash at closing of the Purchase Transaction.  BH Finance, LLC, a Nebraska limited liability company, an affiliate of Berkshire, financed the Purchase Agreement pursuant to the Credit Agreement, dated January 29, 2020 (the “Credit Agreement”).

The summary of the Purchase Transaction set forth above does not purport to be a complete statement of the terms of the Purchase Agreement and the Credit Agreement referenced herein, and is qualified in its entirety by reference to the full text of the Purchase Agreement and Credit Agreement, copies of which were filed by Lee in its Current Report on Form 8-K, as Exhibits 10.1 and 10.2, respectively, on January 29, 2020, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As noted in Item 1.01 of the Current Report of Lee on Form 8-K dated January 29, 2020 and in Item 2.01 of this Current Report on Form 8-K, on March 16, 2020, Lee borrowed $576 million from BH Finance under the Credit Agreement in order to finance the Purchase Transaction and refinance its outstanding indebtedness.

Item 7.01.  Regulation FD Disclosure.

On March 16, 2020, Lee issued a press release announcing the completion of the Purchase Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are:

•	Our ability to generate cash flows and maintain liquidity sufficient to service our debt;
•	Our ability to manage declining print revenue;
•	That the warrants issued in our 2014 refinancing will not be exercised;
•	Change in advertising and subscription demand;
•	Changes in technology that impact our ability to deliver digital advertising;
•	Potential changes in newsprint, other commodities and energy costs;
•	Interest rates;
•	Labor costs;
•	Significant cyber security breaches or failure of our information technology systems;
•	Legislative and regulatory rulings;
•	Adverse impacts to elements of our business resulting from public health issues, including the outbreak of COVID-19;
•	Our ability to achieve planned expense reductions;
•	Our ability to maintain employee and customer relationships;
•	Our ability to manage increased capital costs;
•	Our ability to maintain our listing status on the NYSE;
•	Competition; and
•	Other risks detailed from time to time in our publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

2

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by Lee in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, Lee expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01.  Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Lee intends to file the financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than the date on which they are required to be filed under applicable rules of the Securities and Exchange Commission.

(b)   Pro Forma Financial Information.

Lee intends to file the pro forma financial information required by this Item 9.01(b) under the cover an amendment to this Current Report on Form 8-K no later than date on which it is required to be filed under applicable rules of the Securities and Exchange Commission.

(d)   Exhibits.

 The following exhibits are filed herewith:

Exhibit Number	Description
99.1	News Release of Lee Enterprises, Incorporated dated March 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/Timothy R. Millage
Date: March 19, 2020	By:
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer

3